MRC Global

4Q 2022 Earnings Presentation

February 13, 2023







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated February 13, 2023.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary Highlights

Annual Results - 2022

- Strong revenue growth:
  - $3.4B revenue – 26% increase year-over-year (YoY)
  - All sectors increased by double-digits YoY
  - Gas Utilities and DIET each exceeded $1B in revenue
- Set new company record with Adjusted Gross Profit of 21.3%
- Improved bottom-line:
  - Adjusted EBITDA of $261M – 79% improvement YoY
  - Adjusted EBITDA margin of 7.8% – 230-bps improvement YoY
- ROIC, Adjusted for LIFO = 11%, 610 bps improvement YoY
- Achieved the lowest leverage ratio in company history of 1.2x
- Significant growth in target businesses of Upstream Production, Chemicals and Energy Transition

Quarter Results - 4Q 2022

- Strong revenue growth:
  - $869M – 27% increase 4Q22 vs. 4Q21
  - All sectors increased by double-digits 4Q22 vs. 4Q21
- Strong margin with Adjusted Gross Profit of 21.2%
- Improved bottom-line:
  - Adjusted EBITDA of $66M – 40% improvement over 4Q21
  - Adjusted EBITDA margin of 7.6% – 70-bps improvement over 4Q21
- Cash generated from operations $10 million ($43M in 2H22)
- Sequential revenue growth in International and Canada partially offset seasonal decline in the U.S.

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated February 13, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Fourth Quarter 2022 Results – Key Metrics

Revenue Generation

Revenue **$869M**
- **27%** above 4Q21
- **4%** below 3Q22 – better than historical seasonality

E-commerce: **50.2%** of total orders are digital
- Company record
- **340 bps** increase over 4Q21

Debt Management

Long-term debt **$340M**

Net debt **$308M**

Leverage ratio **1.2x**

Cost Control

SG&A **14.2%** of revenue

Adjusted SG&A **14.0%** of revenue

Working Capital Efficiency

Net working capital to sales ratio **16.2%**

Profitability

Net income attributable to common stockholders **$15M**

Adjusted EBITDA **$66M** or **7.6%** of revenue

16.5% incremental adjusted EBITDA for full year 2022 compared to 2021

Cash Generation & Liquidity

Cash provided by operations during the fourth quarter **$10M**

Liquidity **$638M**

Gross Margin

Gross profit percentage **18.2%**

Adjusted gross profit percentage **21.2%**

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Fourth Quarter 2022 Results – Sequential Changes

SEGMENT: Revenue Highlights **4Q22** vs. **3Q22**

U.S.: Decreased **6%**, or **$48 million.** Gas Utilities declined **$42 million** from a seasonal reduction in customer spending. The Downstream, Industrial & Energy Transition (DIET) sector declined **$27 million** due to the conclusion of various Energy Transition projects and turnarounds. This was partially offset by a sales increase in our Midstream Pipeline sector of **$17 million** due to line pipe and valve assembly sales for various customers. Sales to Upstream Production customers also increased **$4 million** primarily due to increased activity levels in the Permian.

Canada: Increased **24%**, or **$9 million**, due primarily to increased Upstream Production customer activity levels and line pipe sales.

International: Increased **4%**, or **$4 million**, driven primarily by Upstream Production from increased activity in the North Sea.

SECTOR: Revenue Highlights **4Q22** vs. **3Q22**

Gas Utilities: Decreased **11%**, or **$40 million**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Decreased **10%**, or **$28 million**, driven by the U.S. segment.

Upstream Production: Increased **11%**, or **$19 million**, driven by the Canada, International and U.S. segments.

Midstream Pipeline: Increased **15%**, or **$14 million**, driven by the U.S. segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$686
$904
$869
$2,666
$3,363
4Q21
3Q22
4Q22
2021
2022

GROSS PROFIT & % MARGIN


$107
$165
$158
$417
$610
15.6%
18.3%
18.2%
15.6%
18.1%
4Q21
3Q22
4Q22
2021
2022

NET INCOME & % MARGIN


$(4)
$24
$21
$(14)
$75
4Q21
3Q22
4Q22
2021
2022
(0.6)%
2.7%
2.4%
(0.5)%
2.2%

DILUTED EPS


$(0.12)
$0.21
$0.18
$(0.46)
$0.60
4Q21
3Q22
4Q22
2021
2022

Quarterly Financial Performance - Adjusted *($ millions, except per share data)*

ADJUSTED GROSS PROFIT & % MARGIN[1]


$148
21.6%
$198
21.9%
$184
21.2%
$537
20.1%
$715
21.3%
4Q21
3Q22
4Q22
2021
2022

ADJUSTED EBITDA & % MARGIN[1]


$47
6.9%
$82
9.1%
$66
7.6%
$146
5.5%
$261
7.8%
4Q21
3Q22
4Q22
2021
2022

ADJUSTED DILUTED EPS[1]


$0.18
$0.42
$0.32
$0.27
$1.19
4Q21
3Q22
4Q22
2021
2022

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix.

Rapidly Rising Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital
- Significant progress in 2022, with continued improvement expected in 2023



Return on Invested Capital, net of LIFO
4.9%
11.0%
2021
2022

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$297
$341
$340
4Q21
3Q22
4Q22

Net Leverage[1]:	4Q21	3Q22	4Q22
	1.7x	1.3x	1.2x

CAPITAL STRUCTURE

December 31, 2022	
Cash and Cash Equivalents	$32
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 295
Global ABL Facility due 2026	45
Total Debt	$ 340
Preferred stock	355
Common stockholders' equity	386
Total Capitalization	**$ 1,081**
Liquidity	**$ 638**

CASH FLOW FROM OPERATIONS


$40
$33
$10
$56
$(20)
4Q21
3Q22
4Q22
2021
2022

WORKING CAPITAL TO SALES RATIO[2]


15.6%
16.6%
16.2%
4Q21
3Q22
4Q22

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Annual Financial Outlook

2023 Guidance	
Revenue	**Profitability & Cash Flow Drivers**
• 2023 annual – increase by double-digit percentage	• Adjusted Gross Profit – full year average of at least 21%
	• Adjusted EBITDA – 8% or higher
By sector	
• Gas Utilities – increase by upper single-digit percentage	• SG&A – mid-13% range
• DIET – increase by upper single-digit percentage	• Tax rate – 26 - 28% annual
• Upstream – increase by high teens percentage	
• Midstream – increase by low teens percentage	
By segment	**Cash Flow**
• U.S. – increase by low double-digit percentage	• Capital expenditures – $10 - 15M
• Canada – increase by low double-digit percentage	• Cash flow from operations – $120M or better
• International – increase by low double-digit percentage	
Sequential	
• 1Q23 – down low single digit percentage versus 4Q22	

Note: See our Current Report on Form 8-K dated February 13, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition and LNG projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefitting our Upstream Production and Midstream Pipeline sectors
- Balance sheet is in excellent shape and improving due to lower leverage and improved working capital management

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED December 31, 2022		September 30, 2022		December 31, 2021		YEAR ENDED 2022		2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 869		$ 904		$ 686		$ 3,363		$ 2,666	
Gross profit	158	18.2%	$ 165	18.3%	$ 107	15.6%	$ 610	18.1%	$ 417	15.6%
Depreciation and amortization	4		5		5		18		19	
Amortization of intangibles	6		4		6		21		24	
Increase in LIFO reserve	16		24		30		66		77	
Adjusted Gross Profit	$ 184	21.2%	$ 198	21.9%	$ 148	21.6%	$715	21.3%	$ 537	20.1%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 13, 2023.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	December 31, 2022		September 30, 2022		December 31, 2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 869		$ 904		$686	
SG&A	$ 123	14.2%	$ 120	13.3 %	$ 106	15.5%
Severance and restructuring	(1)				(1)	
Adjusted SG&A	$ 122	14.0%	$ 120	13.3 %	$ 105	15.3%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated February 13, 2023.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED December 31, 2022		September 30, 2022		December 31, 2021		YEAR ENDED 2022		2021	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 869		$ 904		$ 686		$3,363		$ 2,666	
Net income (loss)	$ 21	2.4%	$ 24	2.7%	$ (4)	(0.6)%	$ 75	2.2%	$ (14)	(0.5)%
Income tax expense	12		10		1		35		-	
Interest expense	7		6		5		24		23	
Depreciation and amortization	4		5		5		18		19	
Amortization of intangibles	6		4		6		21		24	
Increase in LIFO reserve	16		24		30		66		77	
Equity-based compensation expense	4		3		2		13		12	
Foreign currency (gains) losses	(5)		6		-		8		2	
Employee separation	-		-		-		-		1	
Facility closures	-		-		1		-		1	
Severance & Restructuring	1		-		1		1		1	
Adjusted EBITDA	$ 66	7.6%	$ 82	9.1%	$ 47	6.9%	$ 261	7.8%	$ 146	5.5%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2023.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2022		September 30, 2022		December 31, 2021		2022		2021	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share*	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	$ 15	$ 0.18	$ 18	$0.21	$ (10)	$ (0.12)	$ 51	0.60	$ (38)	$ (0.46)
Increase in LIFO reserve, net of tax	12	0.14	18	0.21	22	0.27	50	0.59	58	0.71
Facility closures, net of tax	-	-	-	-	1	0.01	-	-	1	0.01
Severance and restructuring, net of tax	-	-	-	-	1	0.01	-	-	1	0.01
Adjusted net income attributable to common stockholders	$ 27	$ 0.32	$ 36	$ 0.42	$ 14	$ 0.18	$ 101	$ 1.19	$ 22	$ 0.27

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2023.
* Does not foot due to rounding

Net Debt & Leverage Ratio Calculation

($ millions)	December 31, 2022	September 30, 2022	December 31, 2021
Long-term debt, net	**$ 337**	**$ 338**	**$ 295**
Plus: current portion of long-term debt	3	3	2
Long-term debt	**$ 340**	**$ 341**	**297**
Less: cash	32	29	48
Net debt	**$ 308**	**$ 312**	**$ 249**

Net debt	$ 308	$ 312	$ 249
Trailing twelve months adjusted EBITDA	261	242	146
Leverage ratio	**1.2**	**1.3**	**1.7**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 13, 2023.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	2022	2021
Net Income (loss)	$ 75	$ (14)
Interest expense, net of tax	18	17
Net Operating Profit After Tax (NOPAT)	**$ 93**	**$ 3**
LIFO expense, net of tax	50	58
NOPAT, net of LIFO	**$ 143**	**$ 61**
Long-term debt	$ 340	$ 297
Shareholders' equity	386	323
Preferred stock	355	355
Operating lease liabilities (short and long-term)	218	210
Invested Capital	**$ 1,299**	**$ 1,185**
Add: Increase in LIFO reserve, net of tax	50	58
Invested Capital, net of LIFO	**$ 1,349**	**$ 1,243**
ROIC, including LIFO	**7.2%**	**0.3%**
ROIC, Adjusted for LIFO	**11%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.